SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               January 23, 1998
              ____________________________________________________
                Date of Report (Date of Earliest Event Reported)


                                Handy & Harman
              ____________________________________________________
               (Exact Name of Registrant as Specified in Charter)


         New York                      1-5365               13-5129420
   ____________________________    ________________    ____________________
   (State or Other Jurisdiction    (Commission File      (IRS Employer
      of Incorporation)                  Number)        Identification No.)


                                 250 Park Avenue
                            New York, New York  10177
             _____________________________________________________
             (Address of Principal Executive Offices and Zip Code)

                                  (212) 661-2400
              ____________________________________________________
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



 Item 5.   Other Events.


      On January 23, 1998, Handy & Harman issued a press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


 Item 7.   Financial Statements, Pro Forma Financial Information and
           Exhibits.

           (c)     Exhibits.

           99.1    Press Release issued by Handy & Harman on
                   January 23, 1998.




                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Date:  January 23, 1998

                                        HANDY & HARMAN

                                        By:  /s/ Paul E. Dixon
                                           --------------------------------
                                           Paul E. Dixon
                                           Senior Vice President, General
                                             Counsel and Secretary




                                 Exhibit Index

  Exhibit             Description
  -------             -----------
   99.1      Press Release issued by Handy & Harman on January 23, 1998.